UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

Weatherford International public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Bahnhofstrasse 1, 6340 Baar, Switzerland		CH 6340
(Address of principal executive offices)		(Zip Code)

+41.22.816.1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 10, 2016, Weatherford International plc (the “Company”) announced that Weatherford International Ltd., a Bermuda exempted company and an indirect, wholly owned subsidiary of the Company (“Weatherford Bermuda”), announced the pricing of an upsized underwritten public offering (the “Offering”) of $1.5 billion aggregate principal amount of senior notes, consisting of $750,000,000 aggregate principal amount of 7.750% senior notes due 2021 and $750,000,000 aggregate principal amount of 8.250% senior notes due 2023 (collectively, the “Senior Notes”). The Senior Notes will be fully and unconditionally guaranteed by the Company and Weatherford International, LLC, a Delaware limited liability company and an indirect subsidiary of Weatherford Bermuda (“Weatherford Delaware”). A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 8.01	Other Events

On June 10, 2016, the Company announced additional amendments (the “additional Amendments”) with respect to the previously announced offers (the “Tender Offers”) by Weatherford Delaware and Weatherford Bermuda to purchase for cash Weatherford Delaware’s 6.35% senior notes due 2017 and Weatherford Bermuda’s 6.00% senior notes due 2018, 9.625% senior notes due 2019 and 5.125% senior notes due 2020.

A copy of the press release describing the additional Amendments is filed herewith as Exhibit 99.2 and is incorporated herein by reference. Other than the terms and conditions amended thereby, all terms and conditions of the Tender Offers described in Weatherford Delaware’s and Weatherford Bermuda’s Offer to Purchase, dated June 1, 2016, as amended by the press release filed with the Company’s Current Report on Form 8-K on June 8, 2016, remain unchanged.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated June 10, 2016, relating to the Senior Notes.

99.2	Press release, dated June 10, 2016, relating to the additional Amendments to the Tender Offers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2016	WEATHERFORD INTERNATIONAL PLC

/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 10, 2016, relating to the Notes.

99.2	Press release, dated June 10, 2016, relating to the additional Amendments to the Tender Offers.